EATON VANCE U.S. GOVERNMENT MONEY MARKET FUND

Supplement to Prospectus dated March 1, 2011

1. The following replaces “Purchase and Sale of Fund Shares” under “Fund Summary”:

Class A (effective January 1, 2012), Class B and Class C shares only are offered in exchange for Class A, Class B and Class C shares, respectively, of other Eaton Vance funds. You may exchange or redeem Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may exchange or redeem Fund shares either through your financial intermediary or directly from the Fund either by writing to Eaton Vance Funds, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122.

2. The following replaces the introductory paragraph, “Class A Shares”, the introductory paragraph to “Choosing a Share Class.” and “Class A shares” under “Choosing a Share Class.” all in “Purchasing Shares”:

Class A, Class B and Class C shares of the Fund are offered to shareholders in exchange for their Class A, Class B and Class C shares, respectively, of the Eaton Vance Group of Funds. The Fund may suspend the sale of its shares at any time and any exchange order may be refused for any reason. The Fund does not issue share certificates.

Class A Shares

Effective January 1, 2012, Class A shares are offered only to shareholders in exchange for their Class A shares of the Eaton Vance Group of Funds, except that certain Eaton Vance and third-party-sponsored retirement plans and The U.S. Charitable Gift Trust may continue to purchase Class A shares until May 1, 2012. Your initial purchase upon exchange must be at least $1,000. After your initial exchange investment, additional exchange investments in Class A shares may be made in any amount at any time.

The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for certain group purchase plans (including tax-deferred retirement and other pension plans and proprietary fee-based programs sponsored by financial intermediaries), and for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the Statement of Additional Information).

From time to time, a substantial portion of the Fund may be held by shareholders that have invested in the Fund as part of a short-term investment strategy. Shareholders employing such a strategy may exchange and redeem Fund shares frequently. Frequent trading may cause the Fund to experience high portfolio turnover, which may result in higher Fund transaction costs. While there is no limit on exchanges and redemptions by investors, the Fund or the principal underwriter may reject or cancel any exchange order from an investor or group of investors for any reason.

Choosing a Share Class. The Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. Set forth below is a brief description of each class of shares offered by the Fund. Class A (effective January 1, 2012 except as described herein), Class B and Class C shares are offered only to shareholders in exchange for their Class A, Class B and Class C shares, respectively, of the Eaton Vance Group of Funds.

Class A shares are offered at net asset value with no front-end sales charge. Class A shares do not pay distribution or service fees. Effective January 1, 2012, Class A shares are offered only to shareholders in exchange for their Class A shares of the Eaton Vance Group of Funds subject to certain exceptions described herein.

3. The following replaces “Distribution and Service Fees” under “Sales Charges”:

Distribution and Service Fees. Class B and Class C shares have in effect plans under Rule 12b-1 that allow the Fund to pay distribution fees for the sale and distribution of shares (so-called “12b-1 fees”) and service fees for personal and/or shareholder account services. Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. Financial intermediaries receive 0.75% of the value of Class C shares in annual distribution fees. Class B and Class C also pay service fees to the principal underwriter equal to 0.15% of average daily net assets annually. After the sale of shares, the principal underwriter receives the Class B and Class C service fees for one year and thereafter financial intermediaries generally receive them based on the value of shares sold by such intermediaries for shareholder servicing performed by such financial intermediaries. Payment of distribution and services fees to the principal underwriter and financial intermediaries may be suspended to the extent necessary for the Fund to maintain a yield of not less than zero. Although there is no present intention to do so, Class B and Class C could pay service fees of up to 0.25% annually upon Trustee approval. Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority.

4. The following replaces the table under “Redeeming Shares”:

By Mail

Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered (for instance, a joint account must be signed by all registered owners to be accepted) and a Medallion signature guarantee may be required. You can obtain a Medallion signature guarantee at banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations that participate in The Securities Transfer Agents Medallion Program, Inc. (STAMP, Inc.). Only Medallion signature guarantees issued in accordance with STAMP, Inc. will be accepted. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone

Certain shareholders can redeem by calling 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. (eastern time). Proceeds of a telephone redemption are generally limited to $100,000 per account (which may include shares of one or more Eaton Vance funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

By Internet

Certain shareholders can redeem by logging on to the Eaton Vance website at www.eatonvance.com. Proceeds of internet redemptions are generally limited to $100,000 per account (which may include shares of one or more Eaton Vance funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

For Additional Information	Please call 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. (eastern time).
Through a Financial Intermediary	Your financial intermediary is responsible for transmitting the order promptly. A financial intermediary may charge a fee for this service.

December 27, 2011	5549-12/11 CMFPS2